UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section 240.14a-12

National Patent Development Corporation

(Name of Registrant as Specified in Its Charter)

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NATIONAL PATENT DEVELOPMENT CORPORATION

903 Murray Road

East Hanover, New Jersey 07936

______________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 28, 2009

______________________________

To National Patent Development Corporation Stockholders:

The 2009 Annual Meeting of Stockholders of National Patent Development Corporation, a Delaware corporation, will be held on Monday, December 28, 2009, at 9:00 a.m., at the offices of Day Pitney LLP, 7 Times Square, 19th floor, New York, New York 10036 for the following purposes:

1.

To elect six directors nominated to serve as National Patent’s Board of Directors.

2.

To ratify the appointment of Eisner LLP as National Patent’s independent registered public accounting firm for the 2009 fiscal year.

3.

To act upon such other business as may properly come before the Annual Meeting.

The Board of Directors of National Patent believes that the election of the nominees and the proposals being submitted to the stockholders are in the best interest of National Patent and its stockholders and urges you to vote in favor of the nominees and the proposals.

Stockholders of record at the close of business on November 2, 2009 are entitled to notice of, and to vote at, the Annual Meeting.

Important notice regarding the availability of proxy materials for the 2009 Annual Meeting of Stockholders: We are pleased this year to take advantage of the Securities and Exchange Commission rule allowing corporations to furnish proxy materials to their stockholders over the Internet. As a result, our stockholders will receive a Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials contains instructions on how to access the Proxy Statement and 2008 Annual Report over the Internet, instructions on how to vote your shares, as well as instructions on how to request a paper copy of our proxy materials, if you so desire.

The Proxy Statement and the Annual Report, and any amendments to the foregoing materials that are required to be furnished to stockholders are available for you to review online at http://www.envisionreports.com/NPDV (if you hold your shares directly as a stockholder of record) and at http://www.proxyvote.com (if you are the beneficial owner of shares held in street name).

By Order of the Board of Directors, HARVEY P. EISEN Chairman, Chief Executive Officer and President

November 18, 2009

YOUR VOTE IS IMPORTANT.

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE VOTE AS PROMPTLY AS POSSIBLE BY VOTING ON THE INTERNET, BY TELEPHONE, IN PERSON AT THE MEETING, OR BY SIGNING, DATING AND RETURNING THE PROXY CARD MAILED TO THOSE WHO RECEIVE PAPER COPIES OF THIS PROXY STATEMENT.

NATIONAL PATENT DEVELOPMENT CORPORATION

903 Murray Road

East Hanover, New Jersey 07936

PROXY STATEMENT FOR ANNUAL MEETING

OF STOCKHOLDERS TO BE HELD ON MONDAY, DECEMBER 28, 2009

PROXY STATEMENT

This proxy statement (“Proxy Statement”) is being furnished to the stockholders of National Patent Development Corporation, a Delaware corporation, in connection with the solicitation of proxies by the Board of Directors of National Patent (the “Board of Directors”) for use at National Patent’s 2009 Annual Meeting of Stockholders and any adjournments thereof (the “Annual Meeting”).  The Annual Meeting will be held on Monday, December 28, 2009, at 9:00 a.m., at the offices of Day Pitney LLP, 7 Times Square, 19th floor, New York, New York 10036.

Under rules adopted by the Securities and Exchange Commission, we are furnishing our proxy materials over the Internet instead of mailing a full set of printed proxy materials to our stockholders.

On or about November 18, 2009, we began mailing a notice of internet availability containing instructions on how to access this Proxy Statement and our 2008 Annual Report (“Annual Report”) online and we began mailing a full set of the proxy materials to stockholders who had previously requested delivery of the materials in paper copy.

GENERAL

The holders of record of shares of common stock of National Patent at the close of business on November 2, 2009 are entitled to notice of, and to vote such shares at, the Annual Meeting (the “Record Date”).  On November 2, 2009, there were 17,561,240 shares of common stock of National Patent outstanding and entitled to vote at the Annual Meeting.

The presence in person or by proxy of the holders of a majority of the shares outstanding on the Record Date is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Each stockholder is entitled to one vote for each share of common stock held as of the Record Date on each matter to be voted on at the Annual Meeting.

Abstentions and broker non-votes are included in determining the number of shares present or represented at the Annual Meeting for purposes of determining whether a quorum exists.  Broker non-votes occur when a broker returns a proxy but does not have discretionary authority to vote on a particular proposal or voting instructions from the beneficial owner.

At the Annual Meeting, stockholders will vote upon the following items:

1.

The election of six directors nominated to serve as National Patent’s Board of Directors.

2.

The ratification of the appointment of Eisner LLP as National Patent’s independent registered public accounting firm for the 2009 fiscal year.

3.

Such other business as may properly come before the Annual Meeting.

Certain proposals, such as the election of directors and the ratification of the appointment of auditors, are considered “routine” matters and brokers generally may vote on behalf of beneficial owners who have not furnished voting instructions.  For “non-routine” proposals brokers may not vote on the proposals unless they have received voting instructions from the beneficial owner.

Directors will be elected by a plurality of the votes cast at the Annual Meeting.  The ratification of the appointment of Eisner LLP as National Patent’s independent registered public accounting firm for the fiscal year ending December 31, 2009 requires the favorable vote of a majority of the votes cast.  Thus, an abstention or a broker non-vote will have no effect on the outcome of the vote on the election of directors or the ratification of the appointment of National Patent’s independent registered public accounting firm at the Annual Meeting.

If you hold shares in your name as a holder of record, you are considered the “stockholder of record” with respect to those shares and you may vote by Internet at http://www.envisionreports.com/NPDV or by telephone (within the United States, United States territories and Canada) at 1-800-652-VOTE (8683), prior to 11:59 p.m., Eastern Time, on December 27, 2009 or by requesting delivery of a full set of proxy materials and completing and mailing the proxy card to National Patent so that it is received by National Patent prior to December 24, 2009.

If you properly sign and return your proxy card or complete your proxy via the telephone or Internet, your shares will be voted as you direct.  If you sign and return your proxy card but do not specify how you want your shares voted, the proxy will be voted FOR ALL the Board of Directors’ nominees for director, and FOR the ratification of the appointment of Eisner LLP as the independent registered public accounting firm for the 2009 fiscal year.

If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the individuals named as proxies will have discretion to vote on those matters in their best judgment to the same extent as the person delivering the proxy would be entitled to vote.  If the Annual Meeting is adjourned, your proxy will remain valid and may be voted at the adjourned meeting.  You still will be able to revoke your proxy until it is voted.  As of the date of this Proxy Statement, National Patent is not aware of any matters that are to be presented at the Annual Meeting other than the matters described and enumerated above.

 You may revoke your proxy and change your vote at any time before the Annual Meeting by submitting to the Secretary of National Patent a written revocation of your proxy or submitting a later dated and properly executed proxy (including by means of a telephone or Internet vote) or by voting in person at the Annual Meeting.  Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. You will be able to change your vote as many times as you wish prior to the Annual Meeting and the last vote received chronologically will supersede all prior votes.

This proxy solicitation is being made by the Board of Directors of National Patent, and the expense of preparing, printing, making available and mailing proxy materials is being paid by National Patent.  In addition to the use of the Internet or mails, proxies may be solicited personally, by electronic mail, by facsimile or by telephone by our directors, officers or regular employees of National Patent without additional compensation.  Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send a notice of internet availability and, if requested, proxies and proxy materials to the beneficial owners of stock. National Patent will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending notices and proxy materials to the beneficial owners of our common stock.  In addition, National Patent has retained D.F. Doring & Co. to act as a proxy solicitor for the Annual Meeting. National Patent has agreed to pay D.F. Doring & Co. approximately $3,500, plus reasonable out-of-pocket expenses, for providing proxy solicitation services.

In some instances, we may deliver to multiple stockholders sharing a common address only one copy of the notice of internet availability.  If requested by phone or in writing, we will promptly provide a separate copy of the notice of internet availability and, if requested, a full set of proxy materials, to a stockholder sharing an address with another stockholder.  To notify National Patent, you may write National Patent Development Corporation, Attn:  Corporate Secretary, 903 Murray Road, PO Box 1960, East Hanover, New Jersey 07936, or call National Patent at (973) 428-4600 ext. 126.  Stockholders sharing an address who currently receive multiple copies of the notice of internet availability and wish to receive only a single copy should contact their broker or send a signed, written request to us at the address above.

Smaller Reporting Company

National Patent has elected to prepare this Proxy Statement and other annual and periodic reports as a “Smaller Reporting Company” consistent with rules of the Securities and Exchange Commission (the “SEC”) effective February 4, 2008.

ITEM 1 - ELECTION OF DIRECTORS

The Nominating and Corporate Governance Committee of our Board of Directors has recommended to our Board of Directors, and our Board of Directors proposes to National Patent’s stockholders six nominees for election at our 2009 Annual Meeting as directors of National Patent.  Our Board of Directors determined the number of nominees pursuant to our by-laws.  If elected, the directors will serve until our next annual meeting and until their successors have been chosen and qualified.  Each nominee has consented to being named in this Proxy Statement and, if elected, has committed to serve as a director.  In the event that any of the nominees should become unable or unavailable to serve or for good reason will not serve, the persons named as proxies intend to vote for such other person or persons, if any, as our Board of Directors may designate as a substitute nominee, or the size of our Board of Directors may be reduced.  All six nominees are currently directors of National Patent.

As discussed above under the heading “GENERAL,” the six candidates who receive the highest number of “FOR” votes will be elected.

Unless contrary instructions are given, the shares of common stock represented by the proxies being solicited will be voted “FOR ALL” of the nominees listed below.

Directors and Executive Officers

The following tables set forth: (i) the names and ages of the nominees for election to director and the names and ages of the executive officer of National Patent who does not also serve as a director of National Patent; (ii) the other positions and offices presently held by such persons with National Patent, if any; (iii) the period during which the nominees for election to director have served on our Board of Directors; (iv) the expiration of each director’s term as director; and (v) the principal occupations and employment of such persons.  Additional biographical information for each person follows the tables.

Nominees for Election at 2009 Annual Meeting

Name and Position with National Patent, if any	Age	Director Since	Expiration of Term	Principal Occupation
Harvey P. Eisen, Chairman of the Board, Chief Executive Officer and President	66	2004	2009	Chairman of the Board, Chief Executive Officer and President of National Patent; Chairman and Managing Member of Bedford Oak Advisors, LLC
John C. Belknap, Vice President and director	63	2006	2009	Chief Executive Officer, President and director of Five Star Products
Talton R. Embry, director	62	2004	2009	Chairman of the Board of Magten Asset Management Corp.
Scott N. Greenberg, director	53	2004	2009	Chief Executive Officer and director of GP Strategies Corporation
Lawrence G. Schafran, director	71	2006	2009	Managing Director of Providence Capital, Inc.
James Schreiber, Esq., director	66	2009	2009	Managing Member of Schreiber Associates, LLC and Jade Realty LLC

Executive Officer Who Is Not a Director

Name	Age	Principal Occupation
Ira J. Sobotko	52	Vice President and Chief Financial Officer, Secretary and Treasurer of National Patent; Senior Vice President, Finance, Secretary and Treasurer of Five Star Products

Directors

 Set forth below are the names of, and certain biographical information regarding, the directors of National Patent.

Harvey P. Eisen has served as Chairman of the Board of Directors and Chief Executive Officer of National Patent since June 2007 and also served as its President since July 2007.  He has been a director of National Patent since 2004 and a director of Five Star Products since November 2007.  He has served as Chairman and Managing Member of Bedford Oak Advisors, LLC, an investment partnership, since 1998.  Prior thereto, Mr. Eisen served as Senior Vice President of Travelers, Inc. and of Primerica, each a financial services company, prior to its merger with Travelers in 1993.  Mr. Eisen has over 30 years of asset management experience, is often consulted by the national media for his views on all phases of the investment marketplace, and is frequently quoted in The Wall Street Journal, The New York Times, PensionWorld, U.S. News & World Report, Financial World and Business Week, among other publications.  Mr. Eisen also has appeared and currently appears regularly on such television networks as CNN and CNBC.  Mr. Eisen is a trustee of the University of Missouri Business School, where he established the first accredited course on the Warren Buffet Principles of Investing.  He is also a trustee for Johns Hopkins University. Mr. Eisen has also been a director of GP Strategies Corporation (“GP Strategies”) since 2002.  For many years, he was a trustee of Rippowam Cisqua School in Bedford, New York and the Northern Westchester Hospital.

John C. Belknap has served as a Vice President of National Patent since March 2007, an employee of National Patent since December 2006, a director of National Patent since October 2006, and as President, Chief Executive Officer and a director of Five Star Products since March 2007.  Prior to joining National Patent and Five Star Products, Mr. Belknap was engaged in certain entrepreneurial activities and served as an independent consultant to various private companies from 2000 until October 2006.  From 1997 to 1999, Mr. Belknap was Executive Vice President and Chief Financial Officer of Richfood Holdings, Inc. a Fortune 500 integrated food wholesaler and retailer.  From 1995 to 1997, he was Chief Financial Officer for OfficeMax, Inc.  During the period from 1974 to 1995, he was Chief Financial Officer for several other major retailers.

Talton R. Embry has been a director of National Patent since 2004.  He has been Chairman of Magten Asset Management Corp., an investment company, since 1978.  Mr. Embry was formerly co-chairman and a director of Revco Drug Stores (now CVS Corp.), a retailer.  He has been a director of Winthrop Realty Trust, a NYSE-listed real estate investment trust, Anacomp, a document-management outsource provider, BDK Holdings, a manufacturer of home textiles, Capsure Holdings (now CNA Surety), a surety bond underwriter, Combined Broadcasting, an owner of television stations, Salant, a manufacturer of men’s fashions, Texscan, a manufacturer of cable-TV equipment, Thermadyne, a manufacturer of welding equipment and supplies, Varco International (now National Oilwell Varco Inc.), a manufacturer of oil and gas drilling equipment, and Westpoint Stevens, a manufacturer of sheets and towels.

Scott N. Greenberg has been a director of National Patent since 2004.  Mr. Greenberg was Chief Financial Officer of National Patent from 2004 to July 2007.  Mr. Greenberg has been the Chief Executive Officer of GP Strategies since April 2005 and a director since 1987.  From 2001 until February of 2006 he was President of GP Strategies, Chief Financial Officer from 2001 until 2005, Executive Vice President and Chief Financial Officer from 1998 to 2001, Vice President and Chief Financial Officer from 1989 to 1998, and Vice President, Finance from 1985 to 1989.  He was a director of GSE Systems, Inc. from 1999 to 2008 and was a director of Five Star Products from 1998 to 2003 and a director of Valera Pharmaceuticals, Inc. until January 2005.

Lawrence G. Schafran has served as a director and chairman of the audit committee of National Patent since 2006. He has been a Managing Director of Providence Capital, Inc., an investment and advisory firm, since 2003. Mr. Schafran also serves as a director of Tarragon Realty Investors, Inc., national home builders, SulphCo, Inc., a developer of a process to desulpherize heavy crudes, RemoteMDx, Inc., a manufacturer and distributor of a GPS-based, two-way communications bracelet/anklet worn by parolees, probationers and bailees and Taurex Resources plc, an oil/gas exploration and drilling company. Mr. Schafran has been a director of Glasstech, Inc., manufacturers of furnaces for automotive glass products, since 2002. Mr. Schafran also served as a trustee, chairman, interim chief executive officer and president and as co-liquidating trustee (from 1999 through 2003) of Banyan Strategic Realty Trust, an equity REIT that was traded on the NASDAQ National Market.

James Schreiber, Esq. has been a director of National Patent since November 11, 2009. Mr. Schreiber is an attorney and is also Managing Member of Schreiber Associates, LLC and Jade Realty LLC, which make investments, including investments in commercial real estate. Mr. Schreiber earned his bachelors degree in physics from Brown University in 1965 and his J.D. degree cum laude from Columbia Law School in 1968. He also graduated from the Executive OPM32 program at Harvard Business School. After graduating law school, Mr. Schreiber clerked  for the Hon. Leonard P.Moore, U.S. Court of Appeals for the Second Circuit. Prior to entering the private practice of law, Mr. Schreiber was a federal prosecutor for nearly five years in the Southern District of New York. In 1978, he became one of the founding partners in Schwartz, Klink & Schreiber, a full service boutique law firm. In 1987, he helped combine it into Proskauer Rose LLP. In May 1993, after practicing law for 25 years, Mr. Schreiber changed careers and along with financial partners associated with Steinhardt Partners of New York City, purchased a number of manufacturing companies. These included Tuscan Dairy Farms, Inc., a leading fluid milk processor in the New York-New Jersey metropolitan area, and Green Spring Dairy, Inc., then the largest independent fluid milk processor in the Baltimore/Washington D.C. area.  In 1995, Mr. Schreiber purchased those companies from Steinhardt and merged them with the parent company of Dellwood Foods, Inc., owned by Investcorp. In 1996, Mr. Schreiber (with operating and financial partners)  purchased Lehigh Valley Dairy, Inc., then the largest processor in Eastern  Pennsylvania. In 1997, Mr. Schreiber sold  these companies, having been the Chief Executive Officer and  largest individual shareholder.

Executive Officer Who Is Not a Director

Set forth below is the name of, and certain biographical information regarding, an executive officer of National Patent who does not serve as a director of National Patent.

Ira J. Sobotko has served as Vice President, Finance, Secretary and Treasurer of National Patent since July 2007, and is its principal financial officer and principal accounting officer. His title was changed from Vice President, Finance, Secretary and Treasurer to Vice President and Chief Financial Officer, Secretary and Treasurer in 2008.  Mr. Sobotko has served as Senior Vice President, Finance, Secretary and Treasurer of Five Star Products and its principal financial officer since July 2007.  From April 2007 to July 2007, Mr. Sobotko served as Vice President, Finance of National Patent.  From September 2005 through March 2007, Mr. Sobotko served as a financial consultant to various publicly traded companies, including National Patent and Five Star Products and emerging technologies companies.  From January 2004 through May 2005, Mr. Sobotko served as Vice President and Chief Financial Officer of Campusfood.com, a web-based network of restaurants for students and local communities.  From August 2000 to January 2004, Mr. Sobotko served as Executive Vice President, Finance at Arrowsight, Inc., a web-based application service provider where Mr. Sobotko has also served as a director since November 2001.

Recommendation and Vote Required

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL” OF THE DIRECTOR NOMINEES.

A director will be elected by a plurality of the votes cast at the Annual Meeting, whether in person or by proxy.

CORPORATE GOVERNANCE

General

 We are committed to establishing sound principles of corporate governance which promote honest, responsible and ethical business practices.  Our Board of Directors and Nominating and Corporate Governance Committee actively review and evaluate our corporate governance practices.  This review includes comparing our current governance policies and practices with those suggested by corporate governance authorities as well as the practices of other public companies.  Our Board of Directors has adopted those corporate governance policies and practices that its evaluation suggests are the most appropriate for National Patent.

Board Composition and Committee Memberships

Our Board of Directors is currently comprised of Messrs. Harvey P. Eisen, John C. Belknap, Talton R. Embry, Scott N. Greenberg, Lawrence G. Schafran and James Schreiber. Our Board of Directors has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.  The table below indicates the current members of each of these committees.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Harvey P. Eisen			X *
John C. Belknap
Talton R. Embry	X	X *	X
Scott N. Greenberg
Lawrence G. Schafran	X *	X	X
James Schreiber
X = Committee member * = Committee Chairman

Director Independence

Since the adoption of the Sarbanes-Oxley Act in July 2002, there has been growing public and regulatory focus on the independence of directors.  National Patent is not subject to the listing requirements of any securities exchange, including The Nasdaq Stock Market (“Nasdaq”), because the common stock of National Patent is traded on the over-the-counter bulletin board.  However, in July 2007, our Board of Directors adopted the standards for independence for Nasdaq-listed companies, and the independence determinations that follow are based upon the criteria established by Nasdaq for determining director independence and upon the criteria established by Nasdaq and the SEC for determining Audit Committee member independence.

Our Board of Directors determines the independence of its members through a broad consideration of all relevant facts and circumstances, including an assessment of the materiality of any relationship between National Patent and a director.  In making each of these independence determinations, our Board of Directors considered and broadly assessed, from the standpoint of materiality and independence, all of the information provided by each director in response to detailed inquiries concerning his independence and any direct or indirect business, family, employment, transactional or other relationship or affiliation of such director with National Patent.

Using the objective and subjective independence criteria enumerated in the Nasdaq marketplace rules listing requirements and the SEC rules, our Board of Directors has reviewed all relationships between each director and National Patent and, based on this review, our Board of Directors has affirmatively determined that Messrs. Schafran, Schreiber and Embry are each independent in accordance with Nasdaq independence criteria.  Messrs. Eisen, Belknap and Greenberg are not independent in accordance with Nasdaq independence criteria; nor was National Patent’s former director, Mr. Flegel, independent.

Audit Committee

 Our Audit Committee is comprised of Messrs. Lawrence G. Schafran and Talton R. Embry.  Our Board of Directors has affirmatively determined that Messrs. Embry and Schafran are each independent in accordance with Nasdaq independence criteria and for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Our Board of Directors has determined that both Audit Committee members are able to read and understand financial statements and that at least one member has accounting or related financial management expertise in accordance with the applicable rules of NASDAQ.  Our Board of Directors has also determined that Mr. Lawrence G. Schafran, who serves as the Audit Committee financial expert, has the accounting or related financial management expertise necessary for him to be considered a “financial expert” under SEC rules.

Our Audit Committee is responsible for maintaining free and open communications among itself, the independent auditors and Company management.  The Audit Committee assists our Board of Directors in fulfilling its oversight responsibility to the stockholders, potential stockholders, the investment community and others relating to the integrity of National Patent’s financial statements and the financial reporting process, National Patent’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, National Patent’s systems of internal accounting and financial controls, the annual independent audit of National Patent’s financial statements, and the performance of National Patent’s internal audit function and the independent auditors.

The Audit Committee charter was included as Appendix C to the proxy statement for National Patent’s 2007 annual meeting.

Compensation Committee

Our Compensation Committee is comprised of Messrs. Talton R. Embry and Lawrence G. Schafran, each of whom has been determined by our Board of Directors to be independent in accordance with Nasdaq’s independence criteria, an “outside director” pursuant to criteria established by the Internal Revenue Service and is a “non-employee” director pursuant to criteria established by the SEC.  The Compensation Committee reviews and approves National Patent’s executive compensation programs, plans and awards.

The Compensation Committee charter was included as Appendix D to the proxy statement for National Patent’s 2007 annual meeting.

Role of the Compensation Committee

Our Compensation Committee reviews and approves the compensation arrangements for our Chief Executive Officer, officers and directors.  The Compensation Committee administers National Patent’s equity incentive plans and makes awards pursuant to those plans.  The Compensation Committee also establishes and administers any other incentive compensation plans for National Patent’s officers.  The Compensation Committee has the authority to engage compensation consultants to assist it in carrying out its duties.  When the Compensation Committee deems it to be appropriate, it may delegate its authority to a subcommittee of one or more of its members or, with respect to administrative changes to National Patent’s benefit plans, to one or more officers of National Patent.

Role of Management

With respect to executive officer compensation, our Compensation Committee expects that it will receive recommendations and information from senior management.  We intend that, on a going-forward basis, our Chief Executive Officer will annually review with the Compensation Committee the performance of our executive officers and participate in Compensation Committee deliberations regarding the compensation of executive officers other than our Chief Executive Officer.  The Compensation Committee can exercise its discretion in modifying any recommended adjustments or awards to the named executive officers.  Upon request by the Compensation Committee, management may provide the Compensation Committee with recommendations, data and information regarding the compensation of National Patent’s outside directors.

Director Compensation

Information with respect to director compensation is included in the “2008 Director Compensation” section below.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is comprised of Messrs. Harvey P. Eisen, Talton R. Embry and Lawrence G. Schafran.  Our Board of Directors has determined that each of Messrs. Embry and Schafran is independent in accordance with Nasdaq independence criteria; however, Mr. Eisen is not independent because he serves as an officer of National Patent.

The Nominating and Corporate Governance Committee is responsible for recommending, for consideration by our Board of Directors, candidates to serve as directors of National Patent.  The Nominating and Corporate Governance Committee also reviews recommendations from stockholders regarding corporate governance and director candidates.  The procedure for submitting recommendations of director candidates is set forth below under the caption “Selection of Director Candidates.”

See “Corporate Governance – General” for a discussion of the governance activities of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee charter was included as Appendix E to the proxy statement for National Patent’s 2007 annual meeting.

Selection of Director Candidates

The Nominating and Corporate Governance Committee bases its nomination recommendations on candidates’ business or professional backgrounds, talents and perspectives.  Candidates may be identified through any means believed by the Nominating and Corporate Governance Committee to be appropriate, including recommendations from members of the Nominating and Corporate Governance Committee, our Board of Directors, management or stockholders.  Any stockholder nominations for election as a director at the 2010 annual meeting must be in writing and sent to the Nominating and Corporate Governance Committee c/o National Patent Development Corporation, Attn. Corporate Secretary, 903 Murray Road, PO Box 1960, East Hanover, New Jersey 07936 no later than September 29, 2010.

Each present nominee for election as a director is an incumbent director of National Patent selected for nomination by the recommendation of the Nominating and Corporate Governance Committee and action of our Board of Directors.

Attendance at Board Meetings, Committee Meetings, and Annual Meetings

In 2008, our Board of Directors held 11 meetings, our Audit Committee held 4 meetings, our Compensation Committee held 1 meeting and our Nominating and Corporate Governance Committee held 1 meeting. Each director (other than Mr. Schreiber who did not serve as a director in 2008) attended at least 75% of the aggregate meetings of our Board of Directors and of the committees of which such director was a member.  All directors who were serving as directors at the time of the 2008 annual meeting of stockholders were present at our 2008 annual meeting of stockholders.

Our current director attendance policy is that unless there are mitigating circumstances, such as medical, family or business emergencies, the members of our Board of Directors are expected to participate in all meetings of our Board of Directors and all committee meetings of which the director is a member and to attend our annual meeting of stockholders.

Executive Sessions of Non-Management Directors

Our Corporate Governance Principles permit the non-management directors to meet regularly in executive session.  In 2008, the non-management directors did not meet in executive session, but during all directors meetings the opportunity to meet in executive session without management was available.

Stockholder Communications Process

Our Board of Directors provides a process for security holders to send communication to the Board of Directors.  Stockholders may send communications to the Board of Directors by mail in care of National Patent Development Corporation, Attn:  Corporate Secretary, 903 Murray Road, PO Box 1960, East Hanover, New Jersey, 07936.

Audit Committee Report

The Audit Committee of our Board of Directors has:

(a)

reviewed and discussed National Patent’s audited financial statements with management;

(b)

discussed with National Patent’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, “Communications with Audit Committees”; and

(c)

received the written disclosures and the letter from National Patent’s independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed the independent auditor’s independence with the independent auditors.

Based on the review and discussions described above, the Audit Committee recommended to National Patent’s Board of Directors the approval for inclusion of National Patent’s audited financial statements in its Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

The Audit Committee of the Board of Directors Lawrence G. Schafran, Chairman Talton R. Embry

Code of Ethics

 We have adopted a Code of Ethics for our principal executive officer, senior financial officers, including our principal financial officer and our principal accounting officer, and persons performing similar functions for its subsidiaries.  If we make any substantive amendment to our Code of Ethics or grants any waiver from a provision of our Code of Ethics for said executive officers, we will disclose the nature of such amendment or waiver in a filing on Form 8-K.  Our Code of Ethics was filed as Exhibit 14.1 to our Form 10-K for the year ended December 31, 2004 filed with the SEC on April 15, 2005 and is incorporated by reference herein.  We will also provide a copy of our Code of Ethics to any person, without charge, upon written request made to the Secretary of National Patent at the following address: National Patent Development Corporation, Attn: Secretary, 903 Murray Road, P.O. Box 1960, East Hanover, New Jersey 07936.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

Security Ownership of Principal Stockholders

The following table sets forth the number of shares of common stock beneficially owned as of November 2, 2009 by each person who is known by National Patent to own beneficially more than five percent of National Patent’s outstanding common stock other than executive officers or directors of National Patent, whose beneficial ownership is reflected in the Security Ownership of Directors and Executive Officers table below.  There were 17,561,240 shares of National Patent common stock outstanding on November 2, 2009.

Security Ownership of Principal Stockholders Table

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Bedford Oak Advisors, LLC 100 South Bedford Road Mt. Kisco, NY 10549	3,666,253 (1)	20.88%
GAMCO Investors, Inc. One Corporate Center Rye, NY 10580	2,062,483 (2)	11.74%
Frost Gamma Investments Trust 4400 Biscayne Blvd. Miami, FL 33137	1,601,000 (3)	9.11%
Ilex Partners, L.L.C. 650 Madison Avenue – 17th Floor New York, New York 10022	1,078,655 (4)	6.14%
Carl E. Warden 1516 Country Club Drive Los Altos, CA 94024	922,173 (5)	5.25%

______________

(1)

Based on a Schedule 13D/A filed jointly by Bedford Oak Advisors, LLC (“Bedford Oak”), Bedford Oak Capital, L.P. (“Capital”), Bedford Oak Acorn, L.P. (“Acorn”) and Mr. Eisen with the SEC on October 9, 2008.  Mr. Eisen is deemed to have beneficial ownership of such shares by virtue of his position as managing member of Bedford Oak, the investment manager of Capital and Acorn and certain other private investment partnerships.  Does not include options to purchase 1,666,666 shares of National Patent common stock exercisable by Mr. Eisen within 60 days of November 2, 2009.  See Security Ownership of Directors and Executive Officers table below.

(2)

Based on a Schedule 13D/A filed jointly by Gabelli Funds, LLC, GGCP, Inc., GAMCO Investors, Inc., GAMCO Asset Management, Inc., MJG Associates, Inc., Teton Advisors and Mario J. Gabelli with the SEC on March 17, 2009.

(3)

Based on a Schedule 13G filed by Frost Gamma Investments Trust with the SEC on February 12, 2009.

(4)

Based on a Schedule 13G filed jointly by Ilex Partners, L.L.C., Steinhardt Overseas Management, L.P. and Michael H. Steinhardt with the SEC on May 13, 2009.

(5)

Based on a Schedule 13G filed by Carl Warden with the SEC on May 21, 2007.  Includes 43,500 shares of National Patent common stock held by the Carl and Vicki Warden Family Foundation, of which Mr. Warden is the trustee.  Mr. Warden disclaims beneficial ownership of the 43,500 shares of National Patent common stock held by the Carl and Vicki Warden Family Foundation.

Security Ownership of Directors and Executive Officers

The following table sets forth the beneficial ownership of National Patent’s outstanding common stock as of November 2, 2009 by each person who is a director or named executive officer of National Patent, naming each such person, and all persons who are currently directors and executive officers of National Patent, as a group.

Security Ownership of Directors and Executive Officers Table

Name	Amount and Nature of Beneficial Ownership		Percent of Class
Harvey P. Eisen	5,332,919	(1)	27.74%
John C. Belknap	400,000	(2)	*
Scott N. Greenberg	92,101	(3) (4)	*
Talton R. Embry	84,242	(4)	*
Lawrence G. Schafran	90,428	(4)	*
Ira J. Sobotko	67,291	(4)	*
James Schreiber	0	(5)	*
Directors and executive officers as a group (7 persons) (6)	6,066,981		30.50%

______________

* The number of shares owned is less than one percent of the outstanding shares.

(1)

Includes 3,658,400 shares of National Patent common stock beneficially owned by Bedford Oak, Capital and Acorn.  Mr. Eisen is deemed to have beneficial ownership of such shares by virtue of his position as managing member of Bedford Oak, the investment manager of Capital and Acorn.  See footnote 1 to Principal Stockholders table above.  Also includes 7,853 shares of National Patent common stock owned by Mr. Eisen individually and 1,666,666 shares of National Patent common stock issuable upon the exercise of options that are exercisable by Mr. Eisen within 60 days of November 2, 2009.

(2)

All shares of National Patent common stock are issuable upon the exercise of options exercisable within 60 days of November 2, 2009.

(3)

Includes 4,000 shares of National Patent common stock held by members of Mr. Greenberg’s family, and 5,867 shares of National Patent common stock allocated to Mr. Greenberg’s account pursuant to the provisions of the GP Strategies Retirement Savings Plan.  Mr. Greenberg disclaims beneficial ownership of the 4,000 shares of National Patent common stock held by members of his family.  Mr. Greenberg ceased serving as National Patent’s Chief Financial Officer effective July 31, 2007.

(4)

Includes 66,666 shares of National Patent common stock issuable to each of Messrs. Embry, Greenberg, Schafran and Sobotko upon the exercise of options, all of which are currently exercisable.

(5)

Mr. Schreiber became a director of National Patent on November 11, 2009.

(6)

Includes Messrs. Eisen, Greenberg, Embry, Schafran and Schreiber, each of whom is a current director of National Patent, Mr. Belknap, who is currently a director and a named executive offer of National Patent, and Mr. Sobotko, who is currently a named executive officer of National Patent.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires National Patent’s executive officers and directors to file reports regarding ownership of National Patent’s common stock with the SEC, and to furnish National Patent with copies of all such reports.  Based on a review of these filings, National Patent believes that since January 1, 2008, all such reports were timely filed, except that one Form 4 relating to a January 31, 2008 purchase of 106,000 shares of common stock of National Patent by an affiliate of Mr. Eisen was not filed until February 6, 2008 due to a mechanical oversight.

EXECUTIVE COMPENSATION

National Patent has elected to use the Smaller Reporting Company rules recently issued by the SEC regarding the disclosure of executive compensation.  Under these rules, National Patent provides a Summary Compensation Table covering 2008 and 2007 compensation for the individual who served as principal executive officer in 2008 and for two individuals who are the most highly-compensated executive officers other than the individual who served as principal executive officer, to whom we refer collectively as our “named executive officers”, an Outstanding Equity Awards at Year End Table and certain narrative disclosures.

The following tables and the narrative discussion include certain disclosures related to payments made by, and transactions with, Five Star Products for the period prior to August 28, 2008, which is the date upon which Five Star Products became a wholly-owned subsidiary of National Patent pursuant to National Patent’s acquisition of all of the outstanding shares of Five Star Products common stock (the “Five Star Products 100% Ownership Transaction”).

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid to or earned by each of National Patent’s named executive officers for the fiscal years ended December 31, 2008 and 2007.

Name and Principal Position	Year	Salary	Bonus	Stock Awards (4)	Option Awards (4)	All Other Compensation (6)	Total
		($)	($)	($)	($)	($)	($)
Harvey P. Eisen, Chairman of the Board and Chief Executive Officer (Principal Executive Officer)	2008 2007	100,000 58,077 (1)	0 0	0 0	645,833 538,194	0 2,504	745,833 598,775
John Belknap, Vice President	2008 2007	300,000 (2) 300,000 (2)	0 325,560	21,111 (5) 105,556 (5)	122,401 132,601	3,564 (7) 3,564	545,965 867,281
Ira J. Sobotko, Vice President, Chief Financial Officer, Treasurer and Secretary (Principal Financial and Accounting Officer)	2008 2007	200,000 (3) 138,424 (3)	0 50,000	0 0	46,143 (5) 24,229 (5)	4,177 (7) 42,745	242,119 246,822

(1)

For services rendered from and after June 1, 2007, the date upon which Mr. Eisen began his service as Chairman of the Board, President and Chief Executive Officer of National Patent and thereupon became an employee of National Patent.

(2)

Includes $155,000 for 2007 and $110,000 for 2008 that was reimbursed to National Patent by Five Star Products prior to the date of the Five Star Products 100% Ownership Transaction.  See “CERTAIN TRANSACTIONS WITH MANAGEMENT – Services to Five Star Products.”

(3)

Includes (i) compensation for services rendered beginning on April 23, 2007, the date upon which Mr. Sobotko became an officer and employee of National Patent, and (ii) $103,000 for 2007 and $73,333 for 2008 that was reimbursed to National Patent by Five Star Products prior to the date of the Five Star Products 100% Ownership Transaction.  See “CERTAIN TRANSACTIONS WITH MANAGEMENT – Services to Five Star Products.”

(4)

The amounts in this column reflect the dollar amount recognized as expense for financial statement reporting purposes, calculated in accordance with FAS 123R.  A discussion of the assumptions used in calculating these values with respect to awards related to National Patent’s common stock may be found in Note 14 to our audited financial statements in the Form 10-K for the fiscal year ended December 31, 2008 and with respect to awards related to Five Star Products common stock may be found in Note 8 to Five Star Products’ audited financial statements in the Form 10-K for its fiscal year ended December 31, 2007.

(5)

All amounts included for Mr. Belknap under “Stock Awards” relates to compensation expense incurred prior to the Five Star Products 100% Ownership Transaction in connection with Five Star Products restricted stock awards.  $8,576 of the amounts included for Mr. Sobotko for each of 2008 and 2007 under “Option Awards” relates to compensation expense incurred prior to the Five Star Products 100% Ownership Transaction in connection with Five Star Products stock option awards.

(6)

For Mr. Eisen, the amount reflected under “All Other Compensation” for 2007 is comprised of director fees received in 2007 for service prior to his service as Chief Executive Officer and President of National Patent, which was initiated on June 1, 2007.

o

For Mr. Belknap, the amount reflected under “All Other Compensation” is comprised of Group Term Life insurance premiums.

o

For Mr. Sobotko, the amount reflected under “All Other Compensation” is comprised of:

•

$41,917 paid to Mr. Sobotko for 2007 for consulting performed prior to the initiation of his service as an officer and employee of National Patent in April 2007;

•

$828 for each of 2008 and 2007, respectively, for Group Term Life insurance premiums; and

•

$3,289 in 2008 for 401(K) Company matching contributions.

(7)

Does not include amounts received from Five Star Products for the relinquishment of certain stock rights in connection with the Five Star Products 100% Ownership Transaction.  See “Overview of Material Agreements with Our Named Executive Officers”.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information concerning the holdings of unexercised and unvested options to purchase shares of common stock of National Patent for each of the named executive officers at December 31, 2008.

Name	Number of Shares of Common Stock Underlying Unexercised Options which are Exercisable	Number of Shares of Common Stock Underlying Unexercised Options which are Unexercisable	Option Exercise Price Per Share of Common Stock	Option Expiration Date
	(#)	(#)	($)
Harvey P. Eisen	833,333 (1)	1,666,667 (1)	$2.45	February 28, 2017
John Belknap	266,666 (2)	133,334 (2)	$2.45	February 28, 2017
Ira J. Sobotko	33,333 (3)	66,667 (3)	$2.68	July 29, 2017

(1)

These options vested or will vest in approximately one-third increments on each of March 1, 2008, March 1, 2009 and March 1, 2010.

(2)

These options vested or will vest in approximately one-third increments on each of December 1, 2007, December 1, 2008 and December 1, 2009.

(3)

These options vested or will vest in approximately one-third increments on each of July 30, 2008, July 30, 2009 and July 30, 2010.

Overview of Material Agreements with Our Named Executive Officers

The following is a summary of the material terms of employment agreements pursuant to which compensation was paid to our named executive officers for their service with National Patent or its subsidiaries.

Agreement with Harvey P. Eisen

On June 1, 2007, Mr. Eisen, who at such time served, and who continues to serve, as a director of National Patent, commenced his service as Chairman of the Board, President and Chief Executive Officer of National Patent.  Effective upon the commencement of his service as Chairman of the Board, President and Chief Executive Officer of National Patent, Mr. Eisen began receiving a salary from National Patent of $100,000 per annum.

On March 1, 2007, in connection with its decision to appoint Mr. Eisen to the executive positions described above, our Board of Directors granted to Mr. Eisen options to purchase an aggregate of 2,500,000 shares of National Patent common stock, pursuant to National Patent’s 2003 Incentive Stock Plan (the “2003 Plan”), at an exercise price equal to $2.45 per share, which was the average of the closing bid and asked prices of National Patent common stock on March 1, 2007.  The options vest in three equal annual installments, the first two of which vested on March 1, 2008 and March 1, 2009, respectively.  All unvested options would fully vest and become immediately exercisable upon an occurrence of a change in control of National Patent (as defined in the option agreement).

Agreement with John C. Belknap

Mr. Belknap, who serves as a Vice President and director of National Patent and as the Chief Executive Officer and President and a director of Five Star Products, receives a salary of $300,000 from National Patent, $155,000 and $110,000 of which was reimbursed to National Patent by Five Star Products in 2007 and 2008, respectively, based on the amount of time Mr. Belknap spends working for Five Star Products.  In addition, Mr. Belknap was granted options to purchase an aggregate of 400,000 shares of National Patent common stock pursuant to the 2003 Plan at an exercise price equal to $2.45 per share, which was the average of the closing bid and asked prices of National Patent common stock on March 1, 2007.  One third of the options vested on December 1, 2007, one third vested on December 1, 2008 and the remaining options vest on December 1, 2009.  All unvested options would fully vest and become immediately exercisable upon an occurrence of a change in control of National Patent (as defined in the option agreement).

In addition, pursuant to a Restricted Stock Agreement, dated as of March 2, 2007, between Five Star Products and Mr. Belknap (the “Restricted Stock Agreement”), Mr. Belknap was granted 1,000,000 restricted shares of Five Star Products common stock.  333,000 of the restricted shares vested on March 31, 2008 upon the attainment by Five Star Products of adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), as defined in the Restricted Stock Agreement, of $5.0 million for the year ended December 31, 2007.  In connection with the Five Star Products 100% Ownership Transaction, Mr. Belknap agreed to relinquish all of his rights to receive shares of common stock of Five Star Products under the Restricted Stock Agreement in consideration of a payment of $120,000 from Five Star Products.

Agreement with Ira J. Sobotko

Pursuant to the terms and conditions of the Stock Option Agreement, dated July 30, 2007, between National Patent and Mr. Sobotko (the “Sobotko NPDC Stock Option Agreement”), Mr. Sobotko, who serves as Vice President, Chief Financial Officer, Secretary and Treasurer of National Patent and as Senior Vice President, Finance, Secretary and Treasurer of Five Star Products, was granted options to purchase 100,000 shares of National Patent common stock under the 2003 Plan at an exercise price equal to $2.68 per share, the average of the closing bid and asked prices of National Patent common stock on July 30, 2007.  Contingent upon Mr. Sobotko’s continued employment with National Patent:

•

Options to purchase 66,666 shares of National Patent common stock are presently vested and exercisable; and

•

Options to purchase 33,334 shares of National Patent common stock will vest and become exercisable on July 30, 2010.

All unvested options would fully vest and become immediately exercisable upon an occurrence of a change in control of National Patent (as defined in the Sobotko NPDC Stock Option Agreement).

In addition, pursuant to the terms and conditions of the Stock Option Agreement, dated July 17, 2007, between Five Star Products and Mr. Sobotko (the “Sobotko Five Star Stock Option Agreement”), Mr. Sobotko was granted options to purchase 125,000 shares of Five Star Products common stock under Five Star Products’ 2007 Incentive Stock Plan at an exercise price equal to $0.78 per share, the average of the closing bid and asked prices of Five Star Products common stock on July 17, 2007.  Options to purchase 41,625 shares of Five Star common stock vested on March 31, 2008 based upon the attainment by Five Star Products of adjusted EBITDA (as defined in the Sobotko Five Star Stock Option Agreement) of $5.0 million for the year ending December 31, 2007.  In connection with the Five Star Products 100% Ownership Transaction, Mr. Sobotko agreed to relinquish all of his rights to receive common stock of Five Star Products under the Sobotko Five Star Stock Option Agreement in consideration of a payment of $4,375 from Five Star Products.

Termination of Employment and Change in Control Arrangements

Potential Payments upon Termination or Change in Control

See the descriptions of the agreement with the named executive officers above for information with respect to the early vesting of stock option and restricted stock awards upon a change in control.

DIRECTOR COMPENSATION

The table below summarizes the total compensation paid to or earned by each director of National Patent (who is not also a named executive officer) for the fiscal year ended December 31, 2008.

2008 Director Compensation (1)

Name	Fees Earned or Paid in Cash	Option Awards (3)	Total
	($)	($)	($)
Talton R. Embry	22,500 (2)	30,600	53,100
Lawrence G. Schafran	14,000 (2)	30,600	44,600
Scott N. Greenberg	13,000	30,600	43,600

______________

(1)

Does not include compensation paid to Mr. S. Leslie Flegel, a former director of National Patent, for his service as Chairman of Five Star Products.  Mr. Flegel served as a director of National Patent and as Chairman of Five Star Products until his resignation from both positions in March 2008.  Although Mr. Flegel served as Chairman of Five Star Products until March 2008, he did not serve as an officer or employee of National Patent and did not receive any additional compensation for services provided as a director of National Patent.  See “CERTAIN TRANSACTIONS WITH MANAGEMENT - Agreement with Former Director S. Leslie Flegel”.

(2)

Mr. Embry elected to receive 3,845 shares of National Patent common stock in lieu of $9,000 of his annual director’s fee and Mr. Schafran elected to receive 7,903 shares of National Patent common stock in lieu of $18,500 of his annual director’s fee.

(3)

The amounts in this column reflect the dollar amount recognized in fiscal 2008 for financial statement reporting purposes, calculated in accordance with FAS 123R.  A discussion of the assumptions used in calculating these values may be found in Note 14 to our audited financial statements in the Form 10-K for the fiscal year ended December 31, 2008.  At December 31, 2008, each of Messrs. Embry, Greenberg and Schafran had 66,667 unvested options.

Director Compensation

Directors who are not employees of National Patent or its subsidiaries are entitled to receive:

•

annual compensation of $5,000, paid in quarterly installments of $1,250;

•

$1,500 in cash for each meeting of the Board and for each Board committee meeting attended in person and $500 for each Board or Board committee meeting attended by means of conference telephone connection;

•

annual compensation of $5,000, paid in quarterly installments of $1,250, to each member of the Audit Committee (except the Chairman of the Audit Committee who is to receive annual compensation of $7,500), plus $1,500 for attending each meeting of the Audit Committee, whether attended in person or by telephone, except that the per meeting attendance fee is reduced to $750 for attendance at any Audit Committee meeting held on the same day as a regular or special meeting of the Board; and

•

annual compensation of $3,000, paid in quarterly installments of $750, to each member of the Compensation Committee and each member of the Nominating and Corporate Governance Committee (except the Chairman of each such Committee, who is to receive annual compensation of $5,000), plus $1,000 for each meeting of either such Committee, whether attended in person or by telephone, except that the per attendance meeting fee is reduced to $500 for attendance at any such meeting held on the same day as a regular or special meeting of the Board.

At the option of each director, the sums designated above as “annual compensation” may be paid in either cash or common stock of National Patent; provided that (1) the option to receive common stock is exercisable by notice to National Patent at anytime prior to the payment of one or more quarterly payments of the annual compensation and (2) common stock issued in lieu of annual compensation is valued at the average between the closing bid and ask price on the day prior to the date upon which the annual compensation became payable and (3) all right, title and interest in and to common stock issued will vest in the receiving director upon issuance and (4) payment in common stock will only be available if such payment may be made without registration or other similar actions and in compliance with all relevant laws and regulations.

CERTAIN TRANSACTIONS WITH MANAGEMENT

Transactions with Related Persons, Promoters and Certain Control Persons

Warrants to Purchase National Patent Common Stock

On August 8, 2003, pursuant to a Note and Warrant Purchase Agreement, GP Strategies issued and sold to Gabelli Asset Management, Inc. (“Gabelli”) $7,500,000 aggregate principal amount of 6% Conditional Subordinated Notes due 2008 (the “Notes”) and 937,500 warrants, each entitling the holder thereof to purchase (subject to adjustment) one share of GP Strategies’ common stock.    Until GP Strategies paid the Notes in full in 2008, the Notes were secured by a mortgage on certain property of National Patent located in Pawling, New York which was, at the time the Note was issued, owned by GP Strategies.  While National Patent was at risk of foreclosure on this property (for which it had received an indemnification from GP Strategies), the full payment of the Notes during 2008 terminated any such risk.

Pursuant to the Note and Warrant Purchase Agreement, on completion of a transaction pursuant to which GP Strategies distributed the stock of National Patent to its stockholders (the “Spin-Off”), National Patent issued warrants (“National Patent Development Warrants”) to Gabelli entitling them to purchase, in the aggregate, 1,423,887 shares of National Patent’s common stock for $3.57 per share.  On August 11, 2008, Gabelli and National Patent amended the National Patent Development Warrants to extend the expiration date from August 14, 2008 to August 15, 2008 and reduce the exercise price from $3.57 to $2.50 per share, upon which Gabelli exercised the National Patent Development Warrants in full.

Loan to Five Star Products

On September 30, 1998, Five Star Products’ wholly-owned subsidiary, Five Star Group, issued an unsecured note (the “JL Note”) payable to a wholly-owned subsidiary of National Patent following the Spin-Off.  The Note was extended on June 30, 2005, July 28, 2006 and March 2, 2007.  Pursuant to the last such extension, (i) the maturity date became June 30, 2009, (ii) a conversion feature was added such that the holder of the Extended Note, at its option, had the right to convert the principal of the Extended Note, and any accrued interest, into shares of Five Star Products’ common stock at a fixed conversion price of $0.40 per share, and (iii) the right of  Five Star Products’ to prepay the Extended Note prior to maturity was extinguished. In July 2008, the JL Note was converted into shares of common stock of Five Star Products thereby extinguishing any further rights to receive principal or interest under the JL Note.

Services to Five Star Products

Since 2004, National Patent has provided legal, tax, public and investor relations, insurance and employee benefit administration services to Five Star Products pursuant to a management services agreement. The management services agreement is automatically renewable for successive one-year terms unless one of the parties notifies the other in writing at least six months prior to the end of any renewal thereof.  National Patent and Five Star Products agree annually, in writing, to a management fee and adjust such figure during the year if necessary.  The management services agreement was renewed for 2008 and, prior to the date of the Five Star Products 100% Ownership Transaction, Five Star Products paid National Patent a general fee of $40,000 per month including $19,188 and $11,454 per month for the services of Messrs. Belknap and Sobotko, respectively.

Fees incurred under the management services agreement totaled $320,000 and $527,000 for the years ended December 31, 2008 (prior to the date of the Five Star Products 100% Ownership Transaction) and 2007, respectively.  The largest aggregate amount of principal outstanding and due during the above period in fiscal 2008 was $132,000, all of which has been paid by Five Star Products.  At the date of the Five Star Products 100% Ownership Transaction and December 31, 2007, the amounts due to National Patent under the management services agreement were $76,000 and $108,000, respectively.

In addition, National Patent incurred certain expenses on behalf of Five Star Products, primarily involving insurance, legal and other professional expenses.  Five Star Products reimbursed National Patent for such expenses, which amounted to approximately $228,000 for the portion of 2008 prior to the date of the Five Star Products 100% Ownership Transaction.

Management Agreement with GP Strategies

Concurrently with its spin-off from GP Strategies, National Patent and GP Strategies entered into a management agreement under which certain of National Patent’s executive officers who were also executive officers of GP Strategies were paid by GP Strategies subject to reimbursement by National Patent (the “GP Strategies Management Agreement”).  The GP Strategies Management Agreement terminated on November 24, 2007.

Services under the GP Strategies Management Agreement related to corporate federal and state income taxes, corporate legal services, corporate secretarial administrative support, and executive management consulting. For the year ended December 31, 2007, National Patent paid GP Strategies a fee under the GP Strategies Management Agreement of $335,000, which included includes approximately 80% of the cost of the compensation and benefits required to be provided by GP Strategies to Jerome Feldman, who served as National Patent’s Chief Executive Officer until May 31, 2007.

Scott N. Greenberg, a director of National Patent, serves as the Chief Executive Officer and a director of GP Strategies.  Harvey P. Eisen, the Chairman and Chief Executive Officer of National Patent, also serves as the non-executive Chairman of the Board of GP Strategies.

Loan From Bedford Oak

On November 12, 2004, National Patent entered into an agreement (the “Bedford Agreement”) to borrow approximately $1,060,000 from Bedford Oak Partners, L.P., a greater than five percent stockholder, which is controlled by Mr. Eisen, National Patent’s current Chairman of the Board of Directors and Chief Executive Officer, and approximately $530,000 from a former Chairman of the Board of Directors and Chief Executive Officer (who has not held any positions with National Patent since 2007), to exercise National Patent’s option to purchase 2,068,966 shares of Series B Convertible Preferred Shares of Valera, for an aggregate price of $1,590,000.  The loans bore interest at six percent per annum, matured on October 31, 2009, and were secured by all shares of Valera owned by National Patent, including the purchased shares.  The Bedford Agreement also provided certain contingent payments to the lending parties upon the sale of the Valera stock.

On January 20, 2005, all the principal and interest under the loans were repaid, including interest of $10,217 and $5,682 for Bedford Oak Partners and the former chairman, respectively.  Effective April 18, 2007, all of the outstanding common stock of Valera was acquired by Indevus Pharmaceuticals, Inc. (“Indevus” and the “Indevus Transaction”).  At the effective date of the Indevus Transaction each share of Valera common stock outstanding immediately prior to the effective time was exchanged for 1.1337 shares of Indevus common stock and certain contingent rights to receive additional Indevus common stock based upon the receipt by Indevus of FDA approval for three products under development by Valera at the time of the Indevus Transaction (the “Contingent Stock Rights”).

From June 25, 2007 through and including September 12, 2007, National Patent sold, in a series of brokers’ transactions, all of its 2,639,482 shares of Indevus common stock received at the time of the Indevus Transaction and shares which National Patent received in 2007 as a result of Indevus receiving FDA approval of one of the products subject to the Contract Stock Rights in open market transactions for an aggregate of approximately $17,598,000, net of commissions and brokerage fees.  Pursuant to the Bedford Agreement, Bedford Oak Partners and the former Chairman received an aggregate of approximately $922,000 of the proceeds of these sales.

On March 23, 2009, pursuant to a Merger and Reorganization Agreement, Indevus became a wholly-owned subsidiary of Endo Pharmaceutical Holdings, Inc. (“Endo”) and, in connection with that transaction the Contingent Stock Rights for the two remaining products awaiting FDA approval were converted into a right to receive cash to the extent Endo receives FDA approval for these products prior to specified dates in 2012.  If FDA approval is received, National Patent will receive between $2,685,000 and $2,347,000 (depending on the terms contained in the FDA approval) for one of the products and between $4,028,000 and $3,491,000 (depending on the terms contained in the FDA approval) for the second product.  Under the Bedford Agreement, Bedford Oak Partners and the former Chairman would receive between $262,000 and $227,000 of the amount received by National Patent with respect to the first product and between $393,000 and $341,000 of National Patent’s payment received for the second product.

Agreement with Former Director S. Leslie Flegel

On March 2, 2007, in connection with his appointment as Chairman of Five Star Products, Mr. Flegel entered into a three-year agreement with Five Star Products ending on March 1, 2010 (the “Flegel Agreement”).  Under the Flegel Agreement, Mr. Flegel received a fee of an aggregate of $83,333 for the year ended December 31, 2007 and was reimbursed (i) $35,483 for 2007 and $3,570 for 2008 for travel expenses incurred in connection with his performance of services to Five Star Products and (ii) $20,833 for each of 2007 and 2008 for the cost of maintaining an office.  In addition, pursuant to the Flegel Agreement, Mr. Flegel was issued 2,000,000 shares of Five Star Products common stock, all of which were fully vested upon issuance and not subject to forfeiture.

Also on March 2, 2007, Mr. Flegel became a director of National Patent and entered into an agreement with National Patent pursuant to which he purchased from National Patent 200,000 shares of its common stock at a price of $2.40 per share, or $480,000 in the aggregate.  This agreement provided Mr. Flegel with the right to exchange any or all of the 200,000 shares of National Patent common stock into Five Star Products common stock held by National Patent at the rate of six shares of Five Star Products common stock for each share of National Patent common stock.

On March 25, 2008, Mr. Flegel, National Patent and Five Star Products entered into an Agreement and Release under which (1) Mr. Flegel resigned as an officer and director of Five Star Products and as a director of National Patent and his right to all future payments under the Flegel Agreement was terminated; (2) National Patent purchased 1,698,336 shares of common stock of Five Star Products from Mr. Flegel and 301,664 shares of common stock of Five Star Products from his family for $0.60 per share; (3) National Patent repurchased the 200,000 shares of common stock of National Patent for $3.60 per share (which equates to $0.60 per share of common stock of Five Star Products had Mr. Flegel exercised his right to convert these shares of National Patent’s common stock into shares of the common stock of Five Star Products); (4) Mr. Flegel, on one hand, and National Patent and Five Star Products, on the other hand, gave each other full releases from any further claims or causes of action; and (5) Mr. Flegel has agreed not to compete with National Patent or Five Star Products or solicit its employees for a period of one year.

Summaries of the compensation arrangements and agreements in which National Patent and its executive officers and directors are participants and where the amount involved exceeds $120,000 since the beginning of National Patent’s last fiscal year, are included in the narrative following the Summary Compensation Table above.

ITEM 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has selected Eisner LLP as National Patent’s independent registered public accounting firm for the 2009 fiscal year.  Eisner LLP has served as National Patent’s independent registered public accounting firm since 2004.

In addition to appointing Eisner LLP as National Patent’s independent registered public accounting firm for National Patent’s 2009 fiscal year, the Audit Committee has directed that management submit the appointment of the independent registered public accounting firm for ratification by National Patent’s stockholders at the Annual Meeting.  One or more representatives of Eisner LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Stockholder ratification of the appointment of Eisner LLP as National Patent’s independent registered public accounting firm is not required by National Patent’s by-laws or otherwise.  However, National Patent is submitting the appointment of Eisner LLP to stockholders for ratification as a matter of good corporate practice.  If stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain that firm.  Unless contrary instructions are given, the shares of common stock represented by the proxies being solicited will be voted for the ratification of the appointment of Eisner LLP as National Patent’s independent registered public accounting firm for National Patent’s 2009 fiscal year.

The fees billed for services rendered for 2008 and 2007 by Eisner LLP were as follows:

	2008	2007

Audit Fees (1)	$259,000	$228,000
Audit-Related Fees (2)	$92,000	$31,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total	$351,000	$259,000

_______________

(1)

Audit fees consisted principally of fees for the audit of the annual financial statements and reviews of the condensed consolidated financial statements included in National Patent’s quarterly reports on Form 10-Q and review of registration statements.

(2)

Includes Audit-Related Fees related to the Five Star Products 100% Ownership Transaction and the sale in June, 2008 of substantially all of the operating assets, and transfer of certain liabilities of, MXL Industries, Inc.

Policy on Pre-Approval of Services Provided by Independent Auditor

Pursuant to the requirements of the Sarbanes-Oxley Act of 2002, the terms of the engagement of Eisner LLP are subject to specific pre-approval policies.  In 2009, all audit services to be performed by Eisner LLP require pre-approval by our Board of Directors in accordance with pre-approval policies established by our Board of Directors.  The procedures require all proposed engagements of Eisner LLP for services of any kind be directed to our Board of Directors prior to the beginning of any service.

All services provided by the independent registered public accounting firm for 2008 were approved in advance by our Board of Directors.

Recommendation and Vote Required

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNER LLP AS NATIONAL PATENT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR ITS 2009 FISCAL YEAR.

The affirmative vote of the majority of votes cast is required to ratify the appointment by our Board of Directors of National Patent’s independent registered public accounting firm.

STOCKHOLDER PROPOSALS

Proposals of stockholders which are eligible under SEC rules to be included in National Patent’s 2010 proxy materials must be received by the Corporate Secretary of National Patent no later than July 21, 2010.  If National Patent changes the date of its 2010 annual meeting to a date more than 30 days from the original date of its 2009 Annual Meeting, then the deadline for submission of stockholder proposals under SEC rules will be changed to a reasonable time before National Patent begins to print and mail its proxy materials.  If National Patent changes the date of its 2010 annual meeting in a manner that alters the deadline, National Patent will so state under Part II, Item 5 of the first quarterly report on Form 10-Q it files with the SEC after the date change, or will notify its stockholders by another reasonable method.

Under our by-laws, in addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, written notice containing the information specified in our by-laws regarding the stockholder and each matter such stockholder proposes to bring before the annual meeting must be delivered to, or mailed and received by, the Corporate Secretary of National Patent at the principal executive offices of National Patent not less than 90 prior to the anniversary date of the immediately preceding annual meeting.  Accordingly, to be timely, a stockholder's notice to the Corporate Secretary of National Patent (containing the information specified in our by-laws regarding the stockholder and the proposed action) must be delivered to or mailed and received at the principal executive offices of the Corporation no later than September 29, 2010.  If the 2010 annual meeting is called for a date that is not within 30 days of the anniversary date, under our by-laws, the Corporate Secretary of National Patent must receive written notice (containing the information specified in our by-laws regarding the stockholder and the proposed action) from any stockholder who wishes to have a matter considered at the 2010 annual meeting no later than the close of business on the 10th day following the day on which public disclosure of the date of the annual meeting was first made.

OTHER MATTERS

As of the date of this Proxy Statement, National Patent knows of no business that will be presented for consideration at the Annual Meeting other than the items referred to above.  Proxies will be voted in respect of any other business that is properly brought before the Annual Meeting as recommended by the Board of Directors or, if no such recommendation is given, in the discretion of the proxy holders.

By Order of the Board of Directors, HARVEY P. EISEN Chairman, Chief Executive Officer and President

Important Notice Regarding the Availability of Proxy Materials for the 2009 Annual Meeting of Stockholders to be held on December 28, 2009. The Proxy Statement and the Annual Report to stockholders for the fiscal year ended December 31, 2008 on Form 10-K (without exhibits), and any amendments to the foregoing materials that are required to be furnished to stockholders are available for you to review online at http://www.envisionreports.com/NPDV (if you hold your shares directly as a shareholder of record) and at http://www.proxyvote.com (if you are the beneficial owner of shares held in street name).

National Patent will provide copies of the exhibits to the Form 10-K upon payment of a reasonable fee, upon receipt of a request addressed to National Patent Development Corporation, Attn: Corporate Secretary, 903 Murray Road, PO Box 1960, East Hanover, New Jersey, 07936.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — THE NATIONAL PATENT BOARD RECOMMENDS A VOTE “FOR ALL” OF THE NOMINEES LISTED IN ITEM 1 AND “FOR” ITEM 2.

1. Election of Directors:	01 - Harvey P. Eisen	02 - John C. Belknap	03 - Talton R. Embry
	04 - Scott N. Greenberg	05 - Lawrence G. Schafran	06 - James Schreiber

☐	Mark here to vote FOR ALL nominees	☐	Mark here to WITHHOLD vote from all nominees	☐	For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

_____________________________________________

	For	Against	Abstain
2. To ratify the appointment of Eisner LLP as National Patent’s independent registered public accounting firm for the 2009 fiscal year.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

1 U P X 0 2 3 5 2 9 2

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — NATIONAL PATENT DEVELOPMENT CORPORATION

Proxy Solicited on Behalf of the Board of Directors
for the Annual Meeting of Stockholders
To Be Held on Monday, December 28, 2009

The undersigned hereby appoints John C. Belknap and Ira J. Sobotko, and each of them, with full power of substitution, as attorneys and proxies for the undersigned, to attend the annual meeting of stockholders of National Patent Development Corporation (“National Patent”), to be held at the offices of Day Pitney LLP on the 19th floor, located at 7 Times Square, New York, NY 10036-7311 on Monday, December 28, 2009, at 9:00 a.m. EST, or any adjournment thereof, and to vote the number of shares of common stock of National Patent that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as stated on the reverse side.

Mailed in proxies should be received before December 24, 2009.

The proxies will vote as specified herein or, if a choice is not specified, they will vote “FOR ALL” of the nominees listed in Item 1 and “FOR” the proposal set forth in Item 2.